UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549




                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE

                              SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported): December 18, 2006




                                   FirstFed Financial Corp.
                                   ------------------------
                   (Exact name of registrant as specified in its charter)



         Delaware               1-9566                     95-4087449
         --------               ------                    -----------
 (State of Incorporation) (Commission File No.)(IRS Employer Identification No.)



   401 Wilshire Boulevard, Santa Monica, California            90401-1490
   ------------------------------------------------            ----------
  (Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                    Total number of pages is 4

                                   Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended November 30, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01.  Financial Statements and Exhibits.

     (d)    Exhibits

     99.1 Monthly Financial Data as of and for the period ended November 30, 2006 (Unconsolidated)


                                    S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRSTFED FINANCIAL CORP.


Dated: December 18, 2006                        By: /s/ Douglas J. Goddard
                                                        ------------------
                                                        Douglas J. Goddard
                                                        Chief Financial Officer

                                     INDEX TO EXHIBITS





Exhibit                                                                  Page

  99.1      Monthly Financial Data as of and for
            the period ended November 30, 2006                             4

                                                EXHIBIT 99.1
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                                                   First Federal Bank of California
                                 MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                              Unaudited
                                                       (Dollars in thousands)

                                      As of, for           As of, for         As of, for       As of, for the    As of, for
                                      the month ended      the month ended    the month ended  11 months ended   the 11 months ended
                                      November 30,         October 31,        November 30,     November 30,      November 30,
                                      2006                 2006               2005             2006              2005
                                      ----                 ----               ----              ----              ----


Cash and investment securities       $    396,674          $   341,959        $    316,748      $    396,674     $     316,748
Total mortgage-backed securities     $     58,931          $    60,627        $     76,228      $     58,931     $      76,228
Total assets                         $  9,481,635          $ 9,659,556        $ 10,239,600      $  9,481,635     $  10,239,600

LOANS:
Total loans, net                     $  8,774,143          $ 9,005,468        $  9,541,125      $  8,774,143     $   9,541,125

Loans originated/purchased:
  Single family loans                $    103,657          $   120,971        $    330,363      $  1,831,094     $   3,982,647
  Multi-family loans                       14,334               19,713              24,625           227,632           399,170
  Commercial real estate
   loans                                      700                   --                 600            11,757            45,001
  Other                                       229                1,625               3,087            30,962            37,100
                                      -----------           ----------         -----------       -----------      ------------
                                     $    118,920          $   142,309        $    358,675      $  2,101,445     $   4,463,918
                                      ===========           ==========         ===========       ===========      ============

Percentage of ARMs                          100 %                100 %               100 %             100 %             100 %
originated:

Loan repayments:
  Single family loans                $    209,963          $   220,180        $    154,878      $  2,139,704     $   1,330,282
  Multi-family and commercial
   real estate loans                       63,725               23,276              63,568           359,996           394,333
  Other                                    12,408                1,874               3,425            49,007            40,660
                                      -----------           ----------         -----------       -----------      ------------
                                     $    286,096          $   245,330        $    221,871      $  2,548,707     $   1,765,275
                                      ===========           ==========         ===========       ===========      ============


Loan sold                            $     59,629          $    46,463        $        504      $    425,865     $      12,623

Percentage of portfolio
in adjustable rate loans                  97.06 %              97.00 %              95.99%           97.06 %            95.99%

Non-performing assets
   to total assets ratio                   0.22 %               0.18 %               0.05%            0.22 %             0.05%

BORROWINGS:
Federal Home Loan
   Bank Advances                     $  1,630,000          $ 1,833,000        $  3,970,500      $  1,630,000     $   3,970,500
Reverse repurchase
   aggrements                        $    980,000          $   980,000        $  1,176,684      $    980,000     $   1,176,684

DEPOSITS:
Retail deposits                      $  2,828,101          $ 2,776,501        $  2,592,991      $  2,828,101     $   2,592,991
Wholesale deposits                      3,123,338            3,169,279           1,836,710         3,123,338         1,836,710

                                      -----------           ----------         -----------       -----------      ------------
                                     $  5,951,439          $ 5,945,780        $  4,429,701      $  5,951,439     $   4,429,701
                                      ===========           ==========         ===========       ===========      ============

Net increase (decrease)              $      5,659          $  (55,666)        $   (41,504)      $  1,566,385     $     644,806

AVERAGE INTEREST RATES (CONSOLIDATED):
Yield on loans                              7.83% (1)            7.62% (1)           6.18% (1)         7.17% (1)         5.46% (1)
Yield on investments                        5.36% (2)            5.62% (2)           4.49% (2)         5.09% (2)         3.97% (2)
Yield on earning assets                     7.71%                7.51%               6.10%             7.05%             5.38%
Cost of deposits                            4.52%                4.49%               2.94%             4.03%             2.34%
Cost of borrowings                          5.38%                5.33%               3.99%             4.83%             3.32%
Cost of money                               4.80%                4.77%               3.50%             4.37%             2.84%
Earnings Spread                             2.91%                2.74%               2.60%             2.68%             2.54%
Effective net spread                        3.24%                3.06%               2.77%             2.94%             2.69%

(1)   Reflects the reclassification of prepayment fees and late payment charges to interest income from non-interest income.
(2)   Reflects the inclusion of the average balance in FHLB stock and the related dividend income.
                                                     4
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